Exhibit 99.2

Rightscorp Schedules Conference Call to Discuss First Quarter 2014 Results

Santa Monica, Calif. - May 9, 2014 – Rightscorp (OTCQB: RIHT), the leading provider of monetization services for artists and holders of copyrighted Intellectual Property (IP), announced today that the Company has scheduled a conference call on Tuesday, May 13, 2014 at 4:15 P.M. Eastern Time (ET) to review results for the first quarter ended March 31, 2014.

Conference call information:

Date: Tuesday, May 13, 2014

Time: 4:15 P.M. Eastern Time (ET)

Dial in Number for U.S. & Canadian Callers: 1-877-407-9129

Dial in Number for International Callers (Outside of the U.S. & Canada): 1-201-493-6753

Participating on the call will be Rightscorp Chief Executive Officer Christopher Sabec and Chief Operating Officer Robert Steele, who will discuss operational and financial highlights for the first quarter of 2014.

To join the live conference call, please dial into the above referenced telephone numbers five to ten minutes prior to the scheduled conference call time. A live webcast and archive of the call will also be available on Rightscorp’s website at: http://rightscorp.equisolvewebcast.com/q1-2014.

A replay will be available for 14 days starting on May 13, 2014 at approximately 8:00 P.M. (ET). To access the replay, please dial 1-877-660-6853 in the U.S. and 1-201-612-7415 for international callers. The conference ID# is 418309.

About Rightscorp, Inc.

Rightscorp (OTCQB: RIHT) is a leading provider of monetization services for artists and holders of copyrighted Intellectual Property (IP). The Company’s patent pending digital loss prevention technology focuses on the infringement of digital content such as music, movies, software, and games and ensures that owners and creators are rightfully paid for their IP. Rightscorp implements existing laws to solve copyright infringements by collecting payments from illegal file sharing activities via notifications sent through Internet Service Providers (ISPs). The Company’s technology identifies copyright infringers, who are offered a reasonable settlement option when compared to the legal liability defined in the Digital Millennium Copyrights Act (DMCA). Based on the fact that 22% of all Internet traffic is used to distribute copyrighted content without permission or compensation to the creators, Rightscorp is pursuing an estimated $2.3 billion opportunity and has monetized major media titles through relationships with industry leaders. http://www.rightscorp.com/

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Safe Harbor Statement

This press release may include forward-looking statements. All statements other than statements of historical fact included in this press release, including, without limitation, statements regarding the Company’s anticipated financial position, business strategy and plans and objectives of management of the Company for future operations, are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors not limited to, general economic and business conditions, competitive factors, changes in business strategy or development plans, the ability to attract and retain qualified personnel, and changes in legal and regulatory requirements. Such forward-looking statements reflect the current views of the Company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph.

For further investor and media information contact:

Andrew Haag

Managing Partner

IRTH Communications

rightscorp@irthcommunications.com

1-866-976-4784

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